UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 15, 2011
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	000-53604 (Commission file number)	98-0619597 (I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland (Address of principal executive offices)	6340 (Zip code)
Registrant’s telephone number, including area code: 41 (41) 761-65-55
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-31306 (Commission file number)	98-0366361 (I.R.S. employer identification number)

Suite 3D, Landmark Square
64 Earth Close	KY-1 1206
P.O. Box 31327	(Zip code)
Georgetown, Grand Cayman, Cayman Islands, BWI
(Address of principal executive offices)
Registrant’s telephone number, including area code: (345) 938-0293
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This combined filing on Form 8-K is separately filed by Noble Corporation, a Swiss corporation (“Noble-Swiss”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-Swiss and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-Swiss (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-Swiss. This report should be read in its entirety as it pertains to each of Noble-Swiss and Noble-Cayman.

Item 8.01	Other Events.
     As previously disclosed, on February 11, 2011 Noble-Cayman entered into a $300 million revolving credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, swingline lender and an issuing bank of letters of credit; the lenders party thereto from time to time; the other issuing banks party thereto; Barclays Capital, the investment banking division of Barclays Bank PLC (“Barclays”), and HSBC Securities (USA) Inc. (“HSBC”), as co-syndication agents; and Wells Fargo Securities, LLC, Barclays and HSBC, as joint lead arrangers and joint lead bookrunners. Also as previously disclosed, the Credit Agreement provides that Noble-Cayman may, subject to the satisfaction of certain conditions and successful procurement of additional commitments from new or existing lenders, elect to increase the maximum amount available under the Credit Agreement from $300 million up to an amount not to exceed (i) $600 million on or prior to March 31, 2011 and (ii) $800 million after March 31, 2011. On March 15, 2011, pursuant to Noble-Cayman’s election, and through the procurement of commitments from new lenders, the maximum amount available under the Credit Agreement was increased to $600 million.
     The foregoing is qualified in its entirety by reference to Noble-Cayman’s Current Report on Form 8-K filed February 17, 2011, which included a more complete description of the Credit Agreement and to which a copy of the Credit Agreement was filed as an exhibit.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation
Date: March 18, 2011	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer

Noble Corporation, a Cayman Islands company
By:	/s/ Alan R. Hay
Alan R. Hay
Vice President

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